SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

         RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5571 (Commission File Number)	75-1047710 (I.R.S. Employer Identification No.)

Mail Stop CF3-201, 300 RadioShack Circle, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

Registrant's telephone number, including area code: (817) 415-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On September 29, 2005, the Board of Directors of RadioShack Corporation (“RadioShack”) adopted Amended and Restated Bylaws. The purpose of the amendments, which do not require stockholder approval, was to clarify certain provisions, remove obsolete provisions and update the Bylaws in accordance with the Delaware General Corporation Law. The Amended and Restated Bylaws became effective immediately upon their adoption by the Board. A copy of the Amended and Restated Bylaws has been included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. A description of the changes to the former Bylaws is provided below.

o	Director RadioShack Stock Ownership Requirements: The Bylaws were amended to clarify that vested deferred stock units and vested common stock units held under any director benefit plans are included for purposes of calculating whether or not a director meets RadioShack's stock ownership requirement. (Article III, Section 9)

o	Elimination of Stock Certificates: The Bylaws were amended to provide that RadioShack will no longer issue share certificates. RadioShack has been utilizing direct book entry share registration since 2004, but a stockholder nevertheless retained the right to demand a stock certificate. Under recent changes to Delaware law, RadioShack is no longer required to issue stock certificates. (Article VI, Sections 1 through 3 and 5)

o	Corporate Officers: The Bylaws were amended to remove the requirement that the Board re-appoint corporate officers each year. This action is not necessary because officers serve until their resignation or removal. (Article V, Sections 1 and 2)

o	Executive Committee: The Bylaws were amended to provide that the CEO (if a director), the Chair of the Finance and Strategic Transactions Committee and any other directors appointed by a majority of the directors serve on the Executive Committee of the Board of Directors. (Article IV, Section 1)

o	Other Changes:The remaining amendments were immaterial language changes, such as updating RadioShack's address and making clarifying or conforming changes.

Item 9.01.            Financial Statements and Exhibits.

Exhibit No.

3.1	RadioShack Corporation Bylaws, amended and restated as of September 29, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 30th day of September, 2005.

RADIOSHACK CORPORATION /s/ David S. Goldberg David S. Goldberg Vice President - Law, Corporate Secretary and Acting General Counsel

EXHIBIT INDEX

Exhibit No.

3.1	RadioShack Corporation Bylaws, amended and restated as of September 29, 2005.

Exhibit 3.1

RADIOSHACK CORPORATION BYLAWS

AMENDED AND RESTATED AS OF

September 29, 2005

ARTICLE I

OFFICES

        SECTION 1. Registered Office. The Registered office of the Corporation in the State of Delaware shall be located in the City of Wilmington, County of New Castle, State of Delaware, and the name of the resident agent in charge thereof shall be the Corporation Service Company.

        SECTION 2. Other Offices. The principal office shall be at 300 RadioShack Circle, Fort Worth, Texas. The Corporation may also have offices at such other places as the Board of Directors may from time to time appoint or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

        SECTION 1. Place of Meeting. All meetings of the stockholders for the election of directors shall be held at such place within or without the State of Delaware as the Board of Directors may designate, provided that at least ten (10) days’ notice must be given to the stockholders entitled to vote thereat of the place so fixed. Until the Board of Directors shall designate otherwise the annual meeting of stockholders and the election of directors shall take place at the office of the Corporation at 300 RadioShack Circle, Fort Worth, Texas. Meetings of stockholders for any other purpose may be held at such place and time as shall be stated in the notice of the meeting.

        SECTION 2. Annual Meetings. The annual meeting of the stockholders shall be held on the third Thursday in May of each year, if not a legal holiday, and if a legal holiday, then on the next business day following, at 10:00 A.M., or on such other date and at such other time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At such annual meetings the stockholders shall elect a Board of Directors by a plurality vote and shall transact such other business as may properly be brought before the meeting.

        SECTION 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or the Certificate of Incorporation, may be called by the Chairman of the Board, the Presiding Director or the President, and shall be called by the Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting.

        SECTION 4. Notice. Written or printed notice of every meeting of stockholders, annual or special, stating the time and place thereof, and, if a special meeting, the purpose or purposes in general terms for which the meeting is called, shall not be less than ten (10) days before such meeting and shall be served upon or mailed to each stockholder entitled to vote thereat, at his or her address as it appears upon the books of the Corporation or, if such stockholder shall have filed with the Secretary of the Corporation a written request that notices intended for him or her be mailed to some other address, then to the address designated in such request. Additionally, any notice to stockholders given by the Corporation shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Secretary of the Corporation.

        SECTION 5. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or by proxy at any meeting of stockholders of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote thereat shall be requisite and shall constitute a quorum. If, however, such majority shall not be represented at any meeting of the stockholders regularly called, the holders of a majority of the shares present in person or by proxy and entitled to vote thereat shall have power to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the meeting, and there may be successive adjournments for like cause and in like manner until the requisite amount of shares entitled to vote at such meeting shall be represented. At such adjourned meeting at which the requisite amount of shares entitled to vote thereat shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

        SECTION 6. Votes; Proxies. At each meeting of stockholders every stockholder shall have one vote for each share of capital stock entitled to vote which is registered in his name on the books of the Corporation on the date on which the transfer books were closed, if closed, or on the date set by the Board of Directors for the determination of stockholders entitled to vote at such meeting. At each such meeting every stockholder shall be entitled to vote in person, or may authorize another person or persons to act for him or her by a proxy which is in writing or transmitted as permitted by law, including, without limitation, electronically, via telegram, internet, interactive voice response system, or other means of electronic transmission executed or authorized by such stockholder or his or her attorney-in-fact, but no proxy shall be voted after three years from its date, unless the proxy provides for a longer period. Any proxy transmitted electronically shall set forth such information from which it can be determined that such electronic transmission was authorized by the stockholder.

        At all meetings of the stockholders, in which a quorum is present, all matters shall be decided by majority vote of the shares of stock entitled to vote held by stockholders present in person or by proxy, except as otherwise required by the Certificate of Incorporation or the laws of the State of Delaware. Unless so directed by the chairman of the meeting, or required by the laws of the State of Delaware, the vote thereat on any question need not be by ballot.

        On a vote by ballot, each ballot shall be signed by the stockholder voting, or in his or her name by his or her proxy, if there be such proxy, and shall state the number of shares voted by him or her and the number of votes to which each share is entitled.

        SECTION 7. Inspectors of Election. On a vote by ballot, the chairman shall appoint two inspectors of election, who shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of their ability and who shall take charge of the polls and after the balloting shall make a certificate of the result of the vote taken; but no director or candidate for the office of director shall be appointed as such inspector.

        SECTION 8. Stock List. At least ten (10) days before every election of directors, a complete list of stockholders entitled to vote at such election, arranged in alphabetical order, with the residence of each and the number of voting shares held by each shall be prepared by the Secretary. Such list shall be open at the place where the election is to be held until such election of directors for examination by any stockholder entitled to vote at that election and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

       SECTION 9.

        Notice of Stockholder Business; Nomination of Director Candidates.

    (a)        At annual meetings of the stockholders, only such business shall be conducted as shall have been brought before the meetings (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 9, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in this Section 9.

    (b)        Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or a committee thereof or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 9 who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this Section 9.

    (c)        A stockholder must give timely, written notice to the Secretary of the Corporation to nominate a director at an annual meeting pursuant to Section 9 hereof or to propose business to be brought before an annual or special meeting pursuant to clause (iii) of Section 9(a) hereof. To be timely in the case of an annual meeting, a stockholder’s notice must be received at the principal executive offices of the Corporation not less than 120 days before the date of the Corporation’s proxy statement release to stockholders in connection with the Corporation’s previous year’s annual meeting of stockholders. To be timely in the case of a special meeting, or in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, a stockholder’s notice must be received at the principal executive offices of the Corporation no later than the close of business on the tenth day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made. For purposes of this Section 9, public disclosure shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or other comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Such stockholder’s notice shall set forth (i) with respect to each matter, if any, that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) with respect to each person, if any, whom the stockholder proposes to nominate for election as a director, all information relating to such person (including such person(s) written consent to being named in the proxy statement as a nominee and to serving as a director) that is required under the Exchange Act, (iii) the name and address, as they appear on the Corporation’s records, of the stockholder proposing such business or nominating such persons (as the case may be), and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, (iv) the class and number of shares of capital stock of the Corporation that are owned beneficially by such stockholder making such proposal or nomination, and (v) any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Corporation the information required to be set forth in a stockholder(s) notice of nomination which pertains to the nominee.

    (d)        Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted, and no person shall be nominated to serve as a director, at an annual or special meeting of stockholders, except in accordance with the procedures set forth in this Section 9. The Chairman of the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting, or that a nomination was not made, in accordance with the procedures prescribed by these Bylaws and, if he or she shall so determine, he or she shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted and any defective nomination shall be disregarded. A stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 9.

    (e)        This Section 9 shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

ARTICLE III

DIRECTORS

        Section 1. Number. The business and property of the Corporation shall be conducted and managed by a Board of Directors consisting of not less than three (3) members. The Board of Directors of the Corporation shall initially be composed of three (3) directors, but the Board may at any time by resolution increase or decrease the number of directors to such number in the manner determined by the Board of Directors, but to not less than three (3). The vacancies resulting from any such increase in the Board of Directors, or an increase resulting from an amendment of this Section, shall be filled as provided in Section 3 of this ARTICLE III.

        SECTION 2. Term of Office. Except as otherwise provided by law such director shall hold office until the next annual meeting of stockholders, and until his or her successor is duly elected and qualified or until his or her earlier death or resignation.

        SECTION 3. Vacancies. If any vacancy shall occur among the directors, or if the number of directors shall at any time be increased, the directors in office, although less than a quorum, by a majority vote may fill the vacancies or newly created directorships, or any such vacancies or newly created directorships may be filled by the stockholders at any meeting. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as herein provided in the filling of other vacancies.

        SECTION 4. Meetings. Meetings of the Board of Directors shall be held at such place within or without the State of Delaware as may from time to time be fixed by resolution of the Board of Directors or by the Chairman of the Board, the Presiding Director or the CEO as may be specified in the notice or waiver of notice of any meeting. A regular meeting of the Board of Directors may be held without notice immediately following the annual meeting of stockholders at the place where such annual meeting is held. Regular meetings of the Board may also be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

        Special meetings of the Board of Directors may be called by the Chairman of the Board, the Presiding Director, the CEO, the Secretary or Assistant Secretary and shall be called by the Secretary or Assistant Secretary on the written request of two members of the Board of Directors. Notice of any special meeting shall be given to each director at least (a) twelve (12) hours before the meeting by telephone or by being personally delivered or transmitted electronically, via telegram, facsimile, internet or other means of electronic transmission or (b) three (3) days before the meeting if delivered by mail to the director’s residence or usual place of business. Such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage prepaid, or when transmitted if sent electronically, via telegram, facsimile, internet or other means of electronic transmission. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors needs to be specified in the notice or waiver of notice of such meeting.

        Members of the Board of Directors may participate in a meeting of such Board by means of conference telephone or similar communication equipment or by other means, provided all persons participating in the meeting can hear each other, and participation in the meeting pursuant thereto shall constitute presence in person at such meeting.

        Any director may waive notice of any meeting by a writing signed by the director entitled to the notice and filed with the minutes or corporate records. The attendance at or participation of the director at a meeting shall constitute waiver of notice of such meeting, unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not otherwise participate in such meeting.

        SECTION 5. Quorum. A majority, but not less than one-third of the total number of directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the adjournment at the meeting, and at such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally notified.

        SECTION 6. Compensation. The directors, other than those who are employees of the Corporation, may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, a fixed sum for attendance at each meeting of the Board of Directors and/or a stated fee as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of the Executive Committee and/or of other committees may be allowed like compensation and reimbursement of expenses for attending committee meetings.

        SECTION 7. Chairman. From its members, the Board of Directors will annually elect a Chairman to preside over meetings of the stockholders and of the Board. The Chairman may simultaneously serve as any Officer of the Corporation set forth in Article V. The Board may elect one or more Vice Chairmen. In the absence of the Chairman, a Vice Chairman, if any, or the Presiding Director, the Board shall designate a person to preside at such meetings. The director’s fee of the Chairman and the Vice Chairman, if any, will be set by the Board.

        SECTION 8. Presiding Director. From its non-employee members, the Board will elect a Presiding Director who shall serve for a term of three years from the date of election and until his or her successor is duly elected. In the absence of the Chairman of the Board, the Presiding Director shall, if present, preside at the meetings of the stockholders and Board of Directors or upon direction from the Board of Directors. The Presiding Director shall also preside at meetings of the non-employee members of the Board of Directors and recommend, from time to time, the retention of consultants and professional advisors to consult and advise the Board of Directors. The Presiding Director shall also have such other authority and powers as the Board of Directors may from time to time prescribe. The compensation of the Presiding Director will be set by the Board.

        SECTION 9. Director Stock Ownership in the Corporation. Each director elected or appointed to the Board of Directors shall own shares of common stock of the Corporation. On and after the fourth annual anniversary of a director’s election or appointment to the Board of Directors, each director shall own shares of common stock of the Corporation having a fair market value of not less than 200% of the amount of the Board of Directors’ annual retainer as then in effect. For purpose of this Section 9 of Article III, common stock of the Corporation shall include vested deferred stock units and common stock units credited to the account of a director under the Corporation’s benefit plans, including the RadioShack 2004 Deferred Stock Unit Plan for Non-employee Directors and the Unfunded Deferred Compensation Plan for Directors.

ARTICLE IV

EXECUTIVE COMMITTEE AND OTHER COMMITTEES

        SECTION 1. Executive Committee. Members of the Executive Committee shall consist of the Chairman of the Board, the Presiding Director, the Chief Executive Officer (if a director), the Chairs of the Audit and Compliance, Corporate Governance, Finance and Strategic Transactions and the Management Development and Compensation Committees or their successor committees and any other directors appointed by a majority of the Board of Directors. The Chairman of the Executive Committee shall be appointed by the Executive Committee and, in the absence of the Chairman, the Presiding Director shall preside at meetings of the Executive Committee.

        SECTION 2. Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise all the powers of the Board of Directors in the management and direction of the business and affairs of the Corporation, to the extent permitted by law.

        SECTION 3. Minutes. The Executive Committee shall keep regular minutes of its proceedings, and all actions by the Executive Committee shall be reported to the Board of Directors at its next meeting. Such actions shall be subject to review by the Board of Directors, provided that no rights of third parties shall be affected by such review.

        SECTION 4. Other Committees. From time to time the Board of Directors, by the affirmative vote of a majority of the whole Board of Directors, may appoint other committees for any purpose or purposes, and such committees shall have such powers as shall be conferred by the resolution of appointment, and as shall be permitted by law. In the absence of an appointed chairman of any such committee, the Presiding Director shall preside at their meetings.

        SECTION 5. Procedure. The Executive Committee and each other committee, by a vote of a majority of its members, shall fix its times and places of meeting, shall determine the number of its members constituting a quorum for the transaction of business, and shall prescribe its rules of procedure, no change in which shall be made save by a majority vote of the members of such committee.

        Section 6. Participation in Meetings. Members of the Executive Committee or any other committee may participate in a meeting of such Committee by means of conference telephone or similar communication equipment or by other means provided all persons participating in the meeting can hear each other, and participation in the meeting pursuant hereto shall constitute presence in person at such meeting.

ARTICLE V

OFFICERS

        SECTION 1. Officers. The Board of Directors shall elect as officers of the Corporation a Chief Executive Officer (“CEO”), a President, a Treasurer and a Secretary, and in their discretion one or more of the following officers: Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, and Assistant Treasurers. Each officer shall hold office until his or her successor shall have been duly elected and qualified, or until he or she shall have died or resigned or shall have been removed in the manner provided herein. The powers and duties of two or more offices may be exercised and performed by the same person, except the offices of CEO and Secretary.

        SECTION 2. Vacancies. Any vacancy in any office may be filled by the Board of Directors at any regular or special meeting.

        SECTION 3. Chief Executive Officer. The CEO shall be the chief executive officer of the Corporation. Subject to the direction of the Board of Directors, he or she shall have and exercise direct charge of and general supervision over the business and affairs of the Corporation and shall perform such other duties as may be assigned to him or her from time to time by the Board of Directors.

        SECTION 4. President. The President shall perform such duties as the Board of Directors may prescribe. In the absence or disability of the CEO, the President shall perform and exercise the powers of the CEO. In addition, the President shall perform such duties as from time to time may be delegated to him or her by the CEO.

        SECTION 5. Executive Vice Presidents. The Executive Vice Presidents shall perform such duties as the Board of Directors may prescribe. In the absence or disability of the CEO and President, the Executive Vice Presidents in the order of their seniority or in such order as may be specified by the Board of Directors, shall perform the duties of CEO. In addition, the Executive Vice Presidents shall perform such duties as may from time to time be delegated to them by the CEO.

        SECTION 6. Senior Vice Presidents. The Senior Vice Presidents shall perform such duties as the Board of Directors may prescribe. In the absence or disability of the CEO, President, and the Executive Vice Presidents, the Senior Vice Presidents in the order of their seniority or in such other order as may be specified by the Board of Directors, shall perform the duties and exercise the powers of the President. In addition, the Senior Vice Presidents shall perform such duties as from time to time may be delegated to them by the CEO.

        SECTION 7. Vice Presidents. The Vice Presidents shall perform such duties as the Board of Directors may prescribe. In the absence or disability of the CEO, President, the Executive Vice Presidents and the Senior Vice Presidents, the Vice Presidents in the order of their seniority or in such other order as may be specified by the Board of Directors, shall perform the duties and exercise the powers of the President. In addition, the Vice Presidents shall perform such duties as may from time to time be delegated to them by the CEO.

        SECTION 8. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositaries as shall, from time to time, be selected by the Board of Directors; he or she may endorse for collection on behalf of the Corporation, checks, notes and other obligations; he or she may sign receipts and vouchers for payments made to the Corporation; singly or jointly with another person as the Board of Directors may authorize, he or she may sign checks of the Corporation and pay out and dispose of the proceeds under the direction of the Board of Directors; he or she shall cause to be kept correct books of account of all the business and transactions of the Corporation, shall see that adequate audits thereof are currently and regularly made, and shall examine and certify the accounts of the Corporation; he or she shall render to the Board of Directors, the Executive Committee, the Chairman of the Board, the Vice Chairman, if any, the Presiding Director, the CEO or to the President, whenever requested, an account of the financial condition of the Corporation; he or she may sign with the Chairman of the Board, the Vice Chairman of the Board, the CEO, the President or a Vice President, certificates of stock of the Corporation; and, in general, shall perform all the duties incident to the office of a treasurer of a Corporation, and such other duties as from time to time may be assigned to him or her by the Board of Directors.

        SECTION 9. Assistant Treasurers. The Assistant Treasurers in order of their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the CEO, or the Board of Directors shall prescribe.

        SECTION 10. Secretary. The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors in books provided for the purpose; he or she shall see that all notices are duly given in accordance with the provisions of law and these Bylaws; he or she shall be custodian of the records and of the corporate seal or seals of the Corporation; he or she shall see that the corporate seal is affixed to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized and when the seal is so affixed he or she may attest the same; he or she may sign, with the Chairman of the Board, the Vice Chairman, the CEO, the President or a Vice President, certificates of stock of the Corporation; and in general he or she shall perform all duties incident to the office of a secretary of a corporation, and such other duties as from time to time may be assigned to him or her by the Board of Directors or the CEO.

        SECTION 11. Assistant Secretaries. The Assistant Secretaries in order of their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the CEO, or the Board of Directors shall prescribe.

        SECTION 12. Subordinate Officers. The Board of Directors may appoint such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

        SECTION 13. Compensation. The Board of Directors shall have power to fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

        SECTION 14. Removal. Any officer of the Corporation may be removed, with or without cause, by a majority vote of the Board of Directors at a meeting called for that purpose.

        SECTION 15. Bonds. The Board of Directors may require any officer of the Corporation to give a bond to the Corporation, conditional upon the faithful performance of his or her duties, with one or more sureties and in such amounts as may be satisfactory to the Board of Directors.

ARTICLE VI

SHARES OF STOCK

        SECTION 1. Direct Registration of Shares. The Corporation shall participate in a direct registration system approved by the Securities and Exchange Commission and by the New York Stock Exchange or any securities exchange on which the stock of the Corporation may from time to time be traded, whereby shares of stock of the Corporation are registered in the holder’s name in uncertificated, book-entry form on the books of the Corporation.

        SECTION 2. Certificates and Uncertificated Shares. Shares of stock of the Corporation shall be uncertificated and shall not be represented by certificates, except to the extent as may be required by applicable law or as otherwise may be authorized by the Secretary or an Assistant Secretary. Notwithstanding the foregoing, shares of stock represented by a certificate and issued and outstanding on September 29, 2005 shall remain represented by a certificate until surrendered to the Corporation. In the event shares of stock are represented by a certificate, such certificates of stock of each class and series shall have been signed by either the Chairman of the Board or the CEO or the President or a Vice President together either with the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation, and may be countersigned and registered in such manner as the Board of Directors may prescribe, and shall bear the corporate seal or a printed or engraved facsimile thereof. Where any such certificate is signed by a transfer agent or transfer clerk and by a registrar, the signatures of any such Chairman of the Board, CEO, President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary upon such certificate may be facsimiles engraved or printed. The signatures by a transfer agent or transfer clerk and by a registrar may be either in facsimile form or manual form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been placed upon, such certificate or certificates shall have ceased to be such, whether because of death, resignation or otherwise, before such certificate or certificates shall have been issued and delivered, such certificate or certificates are nevertheless issued and delivered with the same effect as if such officer or officers had not ceased to be such at the date of its issue and delivery.

        SECTION 3. Transfer of Shares. Transfer of uncertificated shares of stock shall be made on the books of the Corporation upon receipt of proper transfer instructions from the registered owner of the uncertificated shares, on instruction from an approved source authorized by such owner or from an attorney lawfully constituted in writing. Shares of the stock of the Corporation represented by certificates shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

        SECTION 4. Closing of Transfer Books and Record Dates. The Board of Directors may in its discretion prescribe in advance a period not exceeding sixty (60) days prior to the date of any meeting of the stockholders or prior to the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose without a meeting, during which no transfer of stock on the books of the Corporation may be made; or in lieu of prohibiting the transfer of stock, may fix in advance a time not more than sixty (60) days prior to the date of any meeting of stockholders or prior to the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose without a meeting, as the time as of which stockholders entitled to notice of and to vote at such a meeting or whose consent or dissent is required or may be expressed for any purpose, as the case may be, shall be determined; and all persons who were holders of record of voting stock at such time and no others shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any record date fixed as aforesaid. The Board of Directors may also, in its discretion, fix in advance a date not exceeding sixty (60) days preceding the date fixed for the payment of any dividend or the making of any distribution, or for the delivery of evidence of rights, or evidences of interests arising out of any issuance, change, conversion or exchange of capital stock, as a record date for the determination of the stockholders entitled to receive or participate in any such dividend, distribution, rights or interests, notwithstanding any transfer of any stock on the books of the Corporation after any record date fixed as aforesaid, or, at its option, in lieu of so fixing a record date, may prescribe in advance a period not exceeding sixty (60) days prior to the date for such payment, distribution or delivery during which no transfer of stock on the books of the Corporation may be made.

        SECTION 5. Lost or Destroyed Certificates. In case of the loss or destruction of any outstanding certificate of stock, uncertificated shares of stock to replace such certificates may be issued upon the following conditions:

        The owner of said certificate shall file with the Secretary of the Corporation an affidavit giving the facts in relation to the ownership, and in relation to the loss or destruction of said certificate, stating its number and the number of shares represented thereby; such affidavit to be in such form and contain such statements as shall satisfy the Secretary or an Assistant Secretary that said certificate has been accidentally destroyed or lost, and that uncertificated shares ought to be issued in lieu thereof. Upon being so satisfied, the Secretary or an Assistant Secretary may require such owner to file with the Secretary a bond in such penal sum and in such form as either of them may deem advisable, and with a surety or sureties approved by either of them, to indemnify and save harmless the Corporation from any claim, loss, damage or liability which may be occasioned by the issuance of uncertificated shares in lieu thereof, or if either of them deem it appropriate, to waive the requirement to secure a bond with a surety. Upon such bond being so filed, if required, uncertificated shares for the same number of shares shall be issued to the owner of the certificate so lost or destroyed; and the transfer agent and registrar of stock, if any, shall register such uncertificated shares upon receipt of an order by the Secretary or by an Assistant Secretary, and thereupon the Corporation will save harmless said transfer agent and registrar in the premises. In case of the surrender of the original certificate, in lieu of which either a new certificate or uncertificated shares of stock have been issued, as the case may be, the bond of indemnity given as a condition of the issue of such new certificate or uncertificated shares, as the case may be, may be surrendered. Uncertificated shares may be issued without requiring any bond when in the judgment of the Secretary or an Assistant Secretary it is proper to do so.

ARTICLE VII

CHECKS, NOTES, ETC.

        SECTION 1. Execution of Checks, Notes, etc. All checks and drafts on the Corporation’s bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers, agent or agents, as shall be thereunto authorized from time to time by the Board of Directors.

        SECTION 2. Execution of Contracts, Assignments, etc. All contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments (except as provided in Sections 1 and 3 of this Article VII) shall be signed by the CEO, the President, any Executive Vice President, Senior Vice President, or Vice President and by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer, or by such other officer or officers, agent or agents, as shall be thereunto authorized from time to time by the Board of Directors.

        SECTION 3. Execution of Proxies. The Chairman of the Board, the CEO, President, any Executive Vice President, or Senior Vice President or Vice President of the Corporation may authorize from time to time the signature and issuance of proxies to vote upon shares of stock of other companies standing in the name of the Corporation. All such proxies shall be signed in the name of the Corporation by the Chairman of the Board, the CEO, President, any Executive Vice President, Senior Vice President or Vice President and by the Secretary or an Assistant Secretary.

ARTICLE VIII

WAIVERS AND CONSENTS

        SECTION 1. Waivers. Whenever under the provisions of any law or under the provisions of the Certificate of Incorporation of the Corporation or these Bylaws, the Corporation, or the Board of Directors or any committee thereof, is authorized to take any action after notice to stockholders or the directors or the members of such committee, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time if, at any time before or after such action be completed, such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken, or, in the case of a stockholder, by his or her attorney thereunto authorized.

        SECTION 2. Consents. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board of Directors or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or of such committee.

ARTICLE IX

DIVIDENDS AND RESERVE FUNDS

        SECTION 1. Dividends. Except as otherwise provided by law or by the Certificate of Incorporation, the Board of Directors may declare dividends out of the surplus of the Corporation at such times and in such amounts as it may from time to time designate.

        SECTION 2. Reserve Funds. Before crediting net profits to the surplus in any year, there may be set aside out of the net profits of the Corporation for that year such sum or sums as the Board of Directors from time to time in its absolute discretion may deem proper as a reserve fund or funds to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall deem conducive to the interests of the Corporation.

ARTICLE X

INSPECTION OF BOOKS

        The Board of Directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations, the accounts and books of the Corporation (except as otherwise such as may by statute be specifically open to inspection) or any of them shall be open to the inspection of the stockholders; and the stockholders’ rights in this respect are and shall be restricted and limited accordingly.

ARTICLE XI

FISCAL YEAR

        The fiscal year of the Corporation shall end on the thirty-first day of December each year, unless another date shall be fixed by resolution of the Board of Directors. After such date is fixed, it may be changed for future fiscal years at any time or from time to time by further resolution of the Board of Directors.

ARTICLE XII

SEAL

        The corporate seal shall be circular in form and shall contain the name of the Corporation, the state of incorporation, and the words “Corporate Seal.”

ARTICLE XIII

AMENDMENTS

        SECTION 1. By Stockholders. These Bylaws may be amended by a majority vote of the stock entitled to vote and present or represented at any annual or special meeting of the stockholders at which a quorum is present or represented, if notice of the proposed amendment shall have been contained in the notice of the meeting.

        SECTION 2. By Directors. Except as otherwise specifically provided in the Bylaws, if any, adopted by the stockholders, these Bylaws may be amended by the affirmative vote of a majority of the Board of Directors, at any regular meeting or special meeting thereof, if notice of the proposed amendment shall have been contained in the notice of such meeting. If any Bylaw regulating an impending election of directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors the Bylaws so adopted or amended or repealed together with a concise statement of the changes made.

ARTICLE XIV

INDEMNIFICATION OF DIRECTORS,
OFFICERS, EMPLOYEES AND AGENTS

        The Corporation shall indemnify and reimburse each person, and his or her heirs, executors or administrators, who is made or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she was or is a director, officer, employee or agent of the Corporation or was or is serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement, actually or reasonably incurred by him or her in connection with such action, suit or proceeding and shall advance the expenses incurred by any officer or director in defending any such action, suit or proceeding to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware as it may be amended or supplemented from time to time. Such right of indemnification or advancement of expenses of any such person shall not be deemed exclusive of any other rights to which he or she may be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

        The foregoing provisions of this Article XIV shall be deemed to be a contract between the Corporation and each person who serves in any capacity specified therein at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofor existing or any action, suit or proceeding theretofor or thereafter brought based in whole or in part upon any such state of facts.